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                                     10.6(e)

               Amended schedule of executive officers entitled to

                       benefits of Employment Agreements.


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                     EXECUTIVE OFFICERS ENTITLED TO BENEFITS
                                       OF
                            EMPLOYMENT AGREEMENTS (1)



                                                                                        MINIMUM TOTAL   SEVERANCE PAYMENTS
                                                                                          SEVERANCE       NOT SUBJECT TO
            NAME                              POSITION                     TERM(2)        PAYMENTS          MITIGATION
            ----                              --------                     -------        --------          ----------
Fernando DiBenedetto          Senior Vice President-Operations               24              18                  9

Paul Pollack                  Executive Vice President and Chief             36              24                 12
                              Operating Officer

Barry Regenstein              Vice President and Chief Financial             24              15                 7.5
                              Officer

Raymond Rieder                Senior Vice President and Chief                36              24                 12
                              Marketing Officer

Noah Rockowitz                Senior Vice President, General Counsel         24              18                  9
                              and Secretary

Michael Rubin (1)             President                                      36              24                 12

(1) The provisions of the individual employment agreements differ only in their term and the duration/amount of potential severance payments, except that Mr. Rubin's employment agreement also provides that (a) he is entitled to a specified minimum percentage of the total allocation under the Corporation's Executive Incentive Program; and (b) severance payments to him are based not only on his salary, but on the average of his bonuses for the three preceding years.

(2)      In Months.